Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of January 31, 2014, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,727,476 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 30 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual

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term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$1,075,764,406
Aggregate Outstanding Principal Balance – Treasury Bill	$144,656,595
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.45%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$931,107,812
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.55%
Number of Borrowers	36,391
Average Outstanding Principal Balance Per Borrower	$29,561
Number of Loans	62,261
Average Outstanding Principal Balance Per Loan – Treasury Bill	$23,343
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,608
Weighted Average Remaining Term to Scheduled Maturity	195 months
Weighted Average Annual Interest Rate	6.00%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$22,090	*
3.01% to 3.50%	4,285	57,710,247	5.4%
3.51% to 4.00%	3,528	73,520,433	6.8
4.01% to 4.50%	11,270	146,847,281	13.7
4.51% to 5.00%	13,088	183,306,607	17.0
5.01% to 5.50%	2,833	45,384,696	4.2
5.51% to 6.00%	3,267	54,515,929	5.1
6.01% to 6.50%	4,761	84,539,032	7.9
6.51% to 7.00%	5,120	98,069,133	9.1
7.01% to 7.50%	2,043	42,393,505	3.9
7.51% to 8.00%	4,921	107,434,588	10.0
8.01% to 8.50%	5,210	121,872,721	11.3
Equal to or greater than 8.51%	1,934	60,148,146	5.6
Total	62,261	$1,075,764,406	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	5,956	$17,734,495	1.6%
$ 5,000.00-$ 9,999.99	4,885	35,380,698	3.3
$10,000.00-$14,999.99	5,127	63,874,246	5.9
$15,000.00-$19,999.99	3,881	67,278,080	6.3
$20,000.00-$24,999.99	2,649	59,363,015	5.5
$25,000.00-$29,999.99	2,308	63,306,162	5.9
$30,000.00-$34,999.99	1,849	59,959,555	5.6
$35,000.00-$39,999.99	1,456	54,426,578	5.1
$40,000.00-$44,999.99	1,185	50,243,616	4.7
$45,000.00-$49,999.99	990	46,967,952	4.4
$50,000.00-$54,999.99	804	42,109,013	3.9
$55,000.00-$59,999.99	708	40,690,592	3.8
$60,000.00-$64,999.99	591	36,862,479	3.4
$65,000.00-$69,999.99	556	37,505,724	3.5
$70,000.00-$74,999.99	442	31,989,021	3.0
$75,000.00-$79,999.99	337	26,084,948	2.4
$80,000.00-$84,999.99	269	22,196,489	2.1
$85,000.00-$89,999.99	281	24,567,235	2.3
$90,000.00-$94,999.99	224	20,735,906	1.9
$95,000.00-$99,999.99	198	19,314,539	1.8
$100,000.00 and above	1,695	255,174,063	23.7

Total	36,391	$1,075,764,406	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	58,138	$972,785,452	90.4%
31-60 days	1,355	30,347,841	2.8
61-90 days	729	16,820,524	1.6
91-120 days	485	11,680,075	1.1
121-150 days	334	9,663,552	0.9
151-180 days	231	6,333,877	0.6
181-210 days	271	8,413,263	0.8
Greater than 210 days	718	19,719,824	1.8

Total	62,261	$1,075,764,406	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	64	$53,990	*
4 to12	678	528,731	*
13 to 24	1,032	2,243,368	0.2%
25 to 36	1,350	4,271,179	0.4
37 to 48	5,937	18,477,435	1.7
49 to 60	2,677	11,866,416	1.1
61 to 72	2,258	13,489,209	1.3
73 to 84	2,391	17,701,006	1.6
85 to 96	2,404	20,934,699	1.9
97 to 108	7,550	62,300,812	5.8
109 to 120	3,581	38,539,251	3.6
121 to 132	3,587	67,577,931	6.3
133 to 144	2,956	63,263,815	5.9
145 to 156	2,431	46,642,589	4.3
157 to 168	4,646	79,051,759	7.3
169 to 180	2,546	50,351,689	4.7
181 to 192	1,818	38,912,669	3.6
193 to 204	1,551	38,241,941	3.6
205 to 216	1,312	35,019,762	3.3
217 to 228	3,751	108,960,303	10.1
229 to 240	1,892	60,080,129	5.6
241 to 252	1,175	41,869,918	3.9
253 to 264	956	40,418,687	3.8
265 to 276	780	34,700,983	3.2
277 to 288	756	36,971,118	3.4
289 to 300	714	37,284,014	3.5
301 to 312	390	20,583,788	1.9
313 to 324	261	16,181,709	1.5
325 to 336	199	15,657,896	1.5
337 to 348	165	12,403,135	1.2
349 to 360	271	25,454,410	2.4
361 and above	182	15,730,066	1.5

Total	62,261	$1,075,764,406	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	3,914	$86,751,048	8.1%
Forbearance	4,288	124,951,476	11.6
Repayment
First year in repayment	935	40,178,700	3.7
Second year in repayment	769	28,631,342	2.7
Third year in repayment	1,089	36,429,250	3.4
More than 3 years in repayment	51,266	758,822,590	70.5

Total	62,261	$1,075,764,406	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 98.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	12.5	-	224.9
Forbearance	-	3.8	232.3
Repayment	-	-	186.2

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $86,751,048 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $38,656,584 or approximately 44.6% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	444	$7,907,310	0.7%
Alaska	108	1,870,265	0.2
Arizona	1,981	34,452,029	3.2
Arkansas	360	5,824,919	0.5
California	5,662	104,603,238	9.7
Colorado	1,043	16,994,793	1.6
Connecticut	972	14,494,110	1.3
Delaware	172	2,680,391	0.2
District of Columbia	282	6,291,162	0.6
Florida	4,719	109,668,899	10.2
Georgia	2,029	42,491,810	3.9
Hawaii	227	4,609,651	0.4
Idaho	194	3,232,724	0.3
Illinois	2,522	38,743,415	3.6
Indiana	4,019	61,925,968	5.8
Iowa	295	4,055,637	0.4
Kansas	1,071	14,553,175	1.4
Kentucky	821	12,747,043	1.2
Louisiana	2,194	36,268,012	3.4
Maine	264	5,708,478	0.5
Maryland	1,770	33,910,194	3.2
Massachusetts	2,375	34,432,343	3.2
Michigan	1,141	22,020,376	2.0
Minnesota	619	10,208,498	0.9
Mississippi	492	9,991,969	0.9
Missouri	1,144	18,102,132	1.7
Montana	85	1,526,421	0.1
Nebraska	104	1,348,430	0.1
Nevada	337	6,038,060	0.6
New Hampshire	522	7,105,265	0.7
New Jersey	1,674	28,305,735	2.6
New Mexico	239	4,114,594	0.4
New York	4,780	79,028,961	7.3
North Carolina	1,444	26,242,365	2.4
North Dakota	28	546,281	0.1
Ohio	368	6,429,317	0.6
Oklahoma	792	12,434,042	1.2
Oregon	760	12,150,860	1.1
Pennsylvania	2,409	36,776,637	3.4
Rhode Island	174	2,120,629	0.2
South Carolina	653	12,165,160	1.1
South Dakota	63	1,048,284	0.1
Tennessee	886	15,722,170	1.5
Texas	4,714	78,729,898	7.3
Utah	170	4,294,793	0.4
Vermont	92	1,939,255	0.2
Virginia	1,974	31,105,193	2.9
Washington	1,518	23,441,155	2.2
West Virginia	344	5,012,897	0.5
Wisconsin	612	8,862,121	0.8
Wyoming	46	703,848	0.1
Other	553	10,783,494	1.0

Total	62,261	$1,075,764,406	100.0%

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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	37,171	$526,173,632	48.9%
Other Repayment Options(1)	25,090	549,590,775	51.1

Total	62,261	$1,075,764,406	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 1,612 loans with an aggregate outstanding principal balance of $57,603,907 currently in an interest-only period.  These interest-only loans represent approximately 5.4% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	30,713	$466,354,596	43.4%
Unsubsidized	31,548	609,409,810	56.6

Total	62,261	$1,075,764,406	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	267	$6,647,121	0.6%
October 1, 1993 through June 30, 2006	61,994	1,069,117,285	99.4
July 1, 2006 and later	0	0	0.0

Total	62,261	$1,075,764,406	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,587	$20,664,944	1.9%
College Assist	15	613,985	0.1
Educational Credit Management Corporation	1,555	26,747,616	2.5
Great Lakes Higher Education Corporation	428	10,878,141	1.0
Illinois Student Assistance Commission	1,645	23,673,100	2.2
Kentucky Higher Education Assistance Authority	470	5,711,618	0.5
Louisiana Office Of Student Financial Assistance	427	5,498,625	0.5
Michigan Guaranty Agency	495	8,832,666	0.8
New Jersey Higher Education Student Assistance Authority	1,685	24,938,505	2.3
New York State Higher Education Services Corporation	5,548	82,769,034	7.7
Northwest Education Loan Association	3,250	45,750,580	4.3
Oklahoma Guaranteed Student Loan Program	717	9,792,198	0.9
Pennsylvania Higher Education Assistance Agency	3,462	49,750,506	4.6
Student Loan Guarantee Foundation of Arkansas	128	1,868,785	0.2
Tennessee Student Assistance Corporation	354	4,998,890	0.5
Texas Guaranteed Student Loan Corporation	2,195	39,155,512	3.6
United Student Aid Funds, Inc.	38,300	714,119,701	66.4

Total	62,261	$1,075,764,406	100.0%

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SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the related Significant Guarantor and/or from the Department of Education.  None of the depositor, the sellers, the servicer, their affiliates or the underwriters has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the

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reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2013, USA Funds held net assets on behalf of the federal reserve fund of approximately $193 million. Through September 30, 2013, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $61.6 billion.  Also, as of September 30, 2013, USA Funds had operating fund assets totaling almost $1.2 billion, which includes the $193 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash assets, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	0.380%	0.400%	0.394%	0.354%	0.313%

 USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	36.19%	32.90%	32.17%	31.82%	30.55%

2003-7

USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	4.48%	4.66%	4.71%	4.73%	4.74%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	1.92%	1.69%	1.69%	1.58%	1.41%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2003-7